Prospectus Supplement	October 31, 2018

Putnam Fixed Income Absolute Return Fund
Prospectus dated April 30, 2018

Effective December 1, 2018, the prospectus is supplemented as follows:

The following paragraph replaces similar disclosure under Fund Summary – Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 18 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

The following information replaces similar information for class A shares under Fund summary – Fees and expenses – Shareholder fees:

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as
Share	imposed on purchases (as a	a percentage of original purchase price or
class	percentage of offering price)	redemption proceeds, whichever is lower)
Class A	2.25%	1.00% †

† Applies only to certain redemptions of shares bought with no initial sales charge.

The following information replaces similar information for class A shares under Fund summary — Fees and expenses – Example:

Share class	1 year	3 years	5 years	10 years
Class A	$295	$444	$606	$1,076

The following information replaces similar information for class A shares under Fund summary – Investments, risks, and performance – Performance – Average annual total returns after sales charges:

			Since inception
Share class	1 year	5 year	(12/23/08)
Class A before taxes	2.87%	1.75%	2.32%
Class A after taxes on distributions	0.96%	0.05%	1.11%
Class A after taxes on distributions and sale	1.62%	0.55%	1.26%
of fund shares

314029 10/18

The following paragraph replaces similar disclosure under How do I buy fund shares? –Which share class is best for me?:

How much you intend to invest. While investments of less than $100,000 can be made in any share class, class A offers sales charge discounts starting at $100,000, and the fund does not charge an initial sales charge for purchases of class A or class M shares of $500,000 or more. Class T offers sales charge discounts starting at investments of $250,000.

The following disclosure replaces similar disclosure for class A shares under How do I buy fund shares? – Here is a summary of the differences among the classes of shares:

Class A shares

• Initial sales charge of up to 2.25%

• No initial sales charge for investments of $500,000 or more

• No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)

• Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees

• Lower initial sales charge than class T shares, and right of accumulation and statement of intention discounts (described in this prospectus) are not applicable to class T shares.

The following disclosure replaces similar disclosure for class A and class M shares under How do I buy fund shares? – Initial sales charges for class A and M shares:

	Class A sales charge as a		Class M sales charge as a
	percentage of*:		percentage of*:
	Net amount	Offering	Net amount	Offering
	invested	price**	invested	price**
Under $100,000	2.30%	2.25%	0.76%	0.75%
$100,000 - $249,999	1.78%	1.75%	0.76%	0.75%
$250,000 - $499,999	1.27%	1.25%	0.76%	0.75%
$500,000 and over	None	None	N/A***	N/A***

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge

*** The fund will not accept purchase orders for class M shares (other than by employer-sponsored retirement plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

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